Discontinued Operations (Details) - USD ($)	1 Months Ended
	Jun. 25, 2020	Mar. 31, 2020
Discontinued Operations (Details) [Line Items]
Percentage of ordinary shares		5.00%
Exchange for cash consideration		$ 600,000
Sunway Kids [Member]
Discontinued Operations (Details) [Line Items]
Disposition of purchase agreement, description	the Company, Sunway Kids and Mr. Yanliang Han (the “SK Purchaser”), an unrelated third party, entered into a share purchase agreement (the “Disposition SPA”). Pursuant to the Disposition SPA, the SK Purchaser agreed to purchase Sunway Kids in exchange for cash consideration of $2.4 million. Upon closing of the transaction, the SK Purchaser became the sole shareholder of Sunway Kids and as a result, assumed all assets and liabilities of all the subsidiaries and variable interest entities (the “VIE”) owned or controlled by Sunway Kids. The SK Purchaser settled $1.0 million of its payment obligation in November 2020 through a tri-party settlement agreement executed on September 29, 2020 among the Company, SK Purchaser and the Asset Seller. Although the SK Purchaser is current with its installment payment, the Company will recognize the remaining installment payment on a cash basis as collectability of the remaining $1.4 million cannot be reasonably assured. During the year ended June 30, 2021, the Company received the remaining $1.4 million. The disposition of Sunway Kids resulted in the recognition of a gain (loss) of approximately $1.4 million and $(0.8) million that is recorded in the accompanying consolidated statements of operations and comprehensive income (loss) in the caption of “gain (loss) from discontinued operations” during the years ended June 30, 2021 and 2020, respectively.